UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 3, 2020

Video River Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	File Number: 0-30786	87-0627349
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Amapola Ave., Suite 200A, Torrance, CA 90501
(Address of principal executive offices) (Zip Code)

(310) 895-1839
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On February 3, 2020, the Board of Directors (the “Board”) of Video River Networks, Inc. (the “Company”) approved the engagement of DylanFloyd Accounting & Consulting (“DylanFloyd”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2019 and other reviews related to the Company’s plan to file Form S-1 later this quarter.  The change became effective upon DylanFloyd’s completion of its standard client acceptance process and execution of attached engagement letter.

Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Letter of DylanFloyd Accounting & Consulting dated February 3, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Video River Networks, Inc.

Dated:	February 7, 2020 By:	/s/ Frank I Igwealor
Frank I Igwealor, CPA, JD, CMA, CFM
President and CEO